SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

// Preliminary Proxy Statement

// Definitive Proxy Statement

/X/ Definitive Additional Materials

// Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

// Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

T. Rowe Price Balanced Fund, Inc. 033-38791/811-6275

T. Rowe Price Blue Chip Growth Fund, Inc. 033-49581/811-7059

T. Rowe Price Capital Opportunity Fund, Inc. 033-56015/811-07225

T. Rowe Price Corporate Income Fund, Inc. 033-62275/811-07353

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. 333-109958/811-21454

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. 333-26323/811-08203

T. Rowe Price Dividend Growth Fund, Inc. 033-49187/811-7055

T. Rowe Price Equity Series, Inc. 033-52161/811-07143

T. Rowe Price Financial Services Fund, Inc. 333-09551/811-07749

T. Rowe Price Fixed Income Series, Inc. 033-52749/811-07153

T. Rowe Price Floating Rate Fund, Inc. 333-174605/811-22557

T. Rowe Price Global Allocation Fund, Inc. 333-187446/811-22810

T. Rowe Price Global Real Estate Fund, Inc. 333-153130/811-22218

T. Rowe Price Global Technology Fund, Inc. 333-40086/811-09995

T. Rowe Price Growth & Income Fund, Inc. 002-79190/811-3566

T. Rowe Price Growth Stock Fund, Inc. 002-10780/811-579

T. Rowe Price Health Sciences Fund, Inc. 033-63759/811-07381

T. Rowe Price High Yield Fund, Inc. 002-93707/811-4119

T. Rowe Price Index Trust, Inc. 033-32859/811-5986

T. Rowe Price Inflation Focused Bond Fund, Inc. 333-136805/811-21919

T. Rowe Price Inflation Protected Bond Fund, Inc. 333-99241/811-21185

T. Rowe Price Institutional Equity Funds, Inc. 333-04753/811-07639

T. Rowe Price Institutional Income Funds, Inc. 333-84634/811-21055

T. Rowe Price Institutional International Funds, Inc. 033-29697/811-5833

T. Rowe Price International Funds, Inc. 002-65539/811-2958

T. Rowe Price International Index Fund, Inc. 333-44964/811-10063

T. Rowe Price International Series, Inc. 033-52171/811-07145

T. Rowe Price Media & Telecommunications Fund, Inc. 333-27963/811-07075

T. Rowe Price Mid-Cap Growth Fund, Inc. 033-47806/811-6665

T. Rowe Price Mid-Cap Value Fund, Inc. 333-02993/811-07605

T. Rowe Price Multi-Sector Account Portfolios, Inc. 333-178660/811-22620

T. Rowe Price New Era Fund, Inc. 002-29866/811-1710

T. Rowe Price New Horizons Fund, Inc. 002-18099/811-958

T. Rowe Price New Income Fund, Inc. 002-48848/811-2396

T. Rowe Price Personal Strategy Funds, Inc. 033-53675/811-07173

T. Rowe Price Prime Reserve Fund, Inc. 002-54926/811-2603

T. Rowe Price Real Assets Fund, Inc. 333-166395/811-22410

T. Rowe Price Real Estate Fund, Inc. 333-36137/811-08371

T. Rowe Price Reserve Investment Funds, Inc. 811-08279

T. Rowe Price Retirement Funds, Inc. 333-92380/811-21149

T. Rowe Price Science & Technology Fund, Inc. 033-16567/811-5299

T. Rowe Price Short-Term Bond Fund, Inc. 002-87568/811-3894

T. Rowe Price Small-Cap Stock Fund, Inc. 002-12171/811-696

T. Rowe Price Small-Cap Value Fund, Inc. 002-43237/811-2215

T. Rowe Price Spectrum Fund, Inc. 033-10992/811-4998

T. Rowe Price Strategic Income Fund, Inc. 333-154155/811-22243

T. Rowe Price Summit Funds, Inc. 033-50319/811-7093

T. Rowe Price Summit Municipal Funds, Inc. 033-50321/811-7095

T. Rowe Price Tax-Efficient Funds, Inc. 333-26441-811-08207

T. Rowe Price Tax-Exempt Money Fund, Inc. 002-67029/811-3055

T. Rowe Price Tax-Free High Yield Fund, Inc. 002-94641/811-4163

T. Rowe Price Tax-Free Income Fund, Inc. 002-57265/811-2684

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. 002-87059/811-3872

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. 333-45018/811-10093

T. Rowe Price U.S. Large-Cap Core Fund, Inc. 333-158764/811-22293

T. Rowe Price U.S. Treasury Funds, Inc. 033-30531/811-5860

T. Rowe Price Value Fund, Inc. 033-54963/811-07209

________________________________________________________________

(Name of Registrant as Specified in its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

1) Title of each class of securities to which transaction applies:

____________________________________________________

2) Aggregate number of securities to which transaction applies:

____________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

____________________________________________________

4) Proposed maximum aggregate value of transaction:

____________________________________________________

5) Total fee paid:

____________________________________________________

  [ ] Fee paid previously with preliminary materials.

____________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

____________________________________________________

2) Form, schedule, or Registration Statement no.:

____________________________________________________

3) Filing party:

____________________________________________________

4) Date filed:

___________________________________________________

T. Rowe Price

Inbound Closed, Call In Queue

and End of Campaign Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

INBOUND - CLOSED MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of T. Rowe Price. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 a.m. to 6:00 p.m. and Saturday, 10 a.m. to 6 p.m. Eastern time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of T. Rowe Price. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of T. Rowe Price. The T. Rowe Price Funds Shareholder Meeting already was held and voting is completed. This toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your account, please contact your Financial Advisor or call T. Rowe Price directly at 1-800-541-5910. Thank you for investing with T. Rowe Price.

T. Rowe Price
Outbound Script
Meeting Date: Tuesday, October 22nd, 2013
Toll Free # 1-855-800-9420

Hello, is Mr./Ms. _____________ available?

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________? (IF YES, make note & set up call back time.)

IF Shareholder is Available:

Hi, Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line about the proxy materials that you should have recently received from T. Rowe Price.

Because every vote counts, T. Rowe Price has engaged my firm, Boston Financial Data Services (BFDS), to help gather votes for the proposals outlined in your proxy materials to be decided at the upcoming shareholder meeting, and we would like to solicit your vote now.

Your Board has recommended that you vote FOR on the proposals, and we are calling to ask if you would like to vote along with the recommendations of your board.

IF Shareholder answers YES to voting:

Thank you. For the record, would you please state your full name and mailing address?

Also for the record, my name is _____________, a BFDS proxy voting specialist soliciting on behalf of T. Rowe Price.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your FOR vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received.

-OR-

Mr./Ms. _____________, I have recorded that you are AGAINST the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes, you may contact us by calling 1-855-800-9420 Monday-Friday 9a.m. to 6p.m. and Saturday 10 a.m.to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

T. Rowe Price
Outbound Script
Meeting Date: Tuesday, October 22nd, 2013
Toll Free # 1-855-800-9420

IF Not sure how to vote, you may cast a FOR ALL, FOR ALL EXCEPT or WITHHOLD ALL for the director/trustee Proposal. You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the remaining proposals.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Also for the record, my name is _____________, a BFDS proxy voting specialist soliciting on behalf of T. Rowe Price

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: Election of directors/trustees

Proposal 2: Changing the investment objective

Proposal 3: Eliminating the fundamental policy that prohibits the purchase of equity securities and convertible securities

 Proposal 4: Revising the fundamental policy regarding commodities

T. Rowe Price
Outbound Script
Meeting Date: Tuesday, October 22nd, 2013
Toll Free # 1-855-800-9420

If materials not received:

I can resend the proxy materials to you. Do you have an e-mail address the materials can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street number, name, town, state and zip)

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

T. Rowe Price

Answering Machine Messages

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, this is a reminder about the upcoming T. Rowe Price Funds Shareholder Meeting and the importance of voting your shares. You should have received proxy materials in the mail concerning this meeting which will be held on October 22nd, 2013.

Your participation is very important. To vote by telephone, please call toll-free at 1-855-800-9420 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9 a.m. to 6 p.m. and Saturday, 10 a.m. to 6 p.m. Eastern Time. Voting only takes a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

T. Rowe Price

Inbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

Greeting:

Hello, thank you for calling the T. Rowe Price proxy information line. My name is _____________, may I have your name please?

Thank you Mr./Ms._____________. Are you calling regarding the upcoming T. Rowe Price Funds Shareholder Meeting.

IF YES:

The Board recommends a vote “FOR” the proposal(s).

Would you like to vote along with the recommendations of your Board? Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of T. Rowe Price.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your FOR vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO:

How may I help you today? (If a proxy related question go to Q&A to answer.)

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize that I do not have access to that information; please feel free to call T. Rowe Price directly at 1-800-541-5910.

T. Rowe Price

Inbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

IF Not sure how to vote, you may cast a FOR ALL, FOR ALL EXCEPT or WITHHOLD ALL for the Director/Trustee Proposal. You may cast a FOR vote, an AGAINST Vote or an ABSTAIN vote on the remaining proposals.

How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

[Shareholder provides information.]

Again, my name is _____________, a proxy voting specialist on behalf of T. Rowe Price.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: Election of directors/trustees

Proposal 2: Changing the investment objective

Proposal 3: Eliminating the fundamental policy that prohibits the purchase of equity securities and convertible securities

 Proposal 4: Revising the fundamental policy regarding commodities

T. Rowe Price

Inbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your votes and we will be mailing you a written confirmation within 72 hours.

Closing:

Again, my name is _____________, a proxy voting specialist on behalf of T. Rowe Price.

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.